UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                November 2, 2006
                                ----------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


      000-50796                                         16-1171179
      ---------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)


          900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Changes in Control of Registrant.


The Company has been made aware that its majority shareholder, Steamboat Industries LLC ("stocktickerSIL"), has, as of November 2, 2006, refinanced certain of its indebtedness, and thereby obtained the release of the pledge with respect to 432,616 shares (the "Previously Pledged Shares") of common stock owned by SIL securing such indebtedness, and has repledged to an unaffiliated financial institution ("Financial Institution"), as agent for certain unaffiliated lenders, in connection with a financing transaction ("Refinancing"), such Previously Pledged Shares (together with the shares previously pledged to the Financial Institution in connection with the Refinancing, collectively, the "Pledged Shares"). In the event that the Pledged Shares are foreclosed upon following default of the obligations secured thereby, then a change of control of the Company shall occur, and PersonNameJohn V. Holten would no longer control a majority of the voting power of the Company.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANDARD PARKING CORPORATION



November 6, 2006                                 By:/s/   G. MARC BAUMANN
                                                    ----------------------------
                                                    G. Marc Baumann
                                                    Chief Financial Officer